Exhibit 10.1

SERIES A INCREMENTAL
TERM LOAN AGREEMENT

dated as of

March 4, 2011

between

TELEFLEX INCORPORATED,
as Borrower,

The Guarantors party hereto,

The Series A Incremental Term Lenders referred to herein

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

J.P. MORGAN SECURITIES LLC
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Joint Lead Arrangers

SERIES A INCREMENTAL TERM LOAN AGREEMENT

SERIES A INCREMENTAL TERM LOAN AGREEMENT (“this Agreement”) dated as of March 4, 2011 between TELEFLEX INCORPORATED (the “Borrower”), each of the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, each of the SERIES A INCREMENTAL TERM LENDERS identified under the caption “Series A Incremental Term Lender” on Schedule I hereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, JPMCB, as Collateral Agent, and Bank of America, N.A., as Syndication Agent, are parties to a Credit Agreement dated as of October 1, 2007 (as amended from time to time, the “Credit Agreement”); and

Pursuant to Section 2.20 of the Credit Agreement, the Borrower may request that one or more Persons (which may include the Lenders under the Credit Agreement) offer to enter into Incremental Term Loan Commitments and/or Incremental Revolving Credit Commitments on the terms set forth therein. The Borrower has requested that Incremental Term Loan Commitments under Section 2.20 of the Credit Agreement be made available to it in an aggregate principal amount equal to $100,000,000 in a single tranche of term loans to be designated the “Series A Incremental Term Loans”. The Series A Incremental Term Lenders (as defined below) are willing to make such term loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein, except to the extent the same term is defined herein, in which case this Agreement shall control. The following terms have the meanings specified below:

“Lender Addendum” means, with respect to each Series A Incremental Term Lender, a Lender Addendum substantially in the form of Exhibit A to Amendment No. 4 dated as of March 4, 2011 to the Credit Agreement (with such changes thereto, or in such other form, as shall be satisfactory to the Administrative Agent), executed and delivered by such Lender as provided in clause (a) of Article IV of this Agreement.

“Required Series A Incremental Term Lenders” means, at any time, Series A Incremental Term Lenders having Series A Incremental Term Loan Commitments representing at least a majority of the total Series A Incremental Term Loan Commitments at such time.

“Series A Incremental Term Lenders” means (a) on the Series A Incremental Term Loan Effective Date, the Persons listed on Schedule I hereto under the caption “Series A Incremental Term Lender” that have executed and delivered a Lender Addendum as a Series A Incremental Term Lender and (b) thereafter, any other Person that shall hold a Series A Incremental Term Loan, other than any Person that ceases to be a Series A Incremental Term Lender pursuant to the Credit Agreement.

“Series A Incremental Term Loan Commitment” means, with respect to each Series A Incremental Term Lender, the commitment of such Lender to make a Series A Incremental Term Loan hereunder and under the Credit Agreement. As of the Series A Incremental Term Loan Effective Date, the amount of each Series A Incremental Term Lender’s Series A Incremental Term Loan Commitment is set forth on Schedule I hereto. The aggregate original amount of the Series A Incremental Term Loan Commitments is $100,000,000.

“Series A Incremental Term Loan Effective Date” means the date on which the conditions specified in Article IV of this Agreement are satisfied (or waived by the Required Series A Incremental Term Lenders).

“Series A Incremental Term Loans” means the Loans made to the Borrower pursuant to this Agreement which shall constitute a single tranche of Incremental Term Loans under Section 2.20 of the Credit Agreement.

ARTICLE II

SERIES A INCREMENTAL LOANS

Section 2.01. Series A Incremental Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series A Incremental Term Lender agrees to make a Series A Incremental Term Loan to the Borrower on the Series A Incremental Term Loan Effective Date, in a principal amount equal to such Series A Incremental Term Lender’s Series A Incremental Term Loan Commitment. Proceeds of Series A Incremental Term Loans shall be used by the Borrower to (a) retire all of its existing 6.66% Series 2004-1 Tranche A Notes due 2011, 7.14% Series 2004-1 Tranche B Notes due 2014 and 7.46% Series 2004-1 Tranche C Notes due 2016 (the “2004 Existing Senior Notes”), issued pursuant to the Note Purchase Agreement, dated July 8, 2004, as amended (the “2004 Note Purchase Agreement”), pursuant to the terms of the 2004 Note Purchase Agreement and/or (b) repay any Revolving Credit Loans borrowed in connection with the retirement of the 2004 Existing Senior Notes.

Section 2.02. Termination of Series A Incremental Term Loan Commitments. Unless previously terminated, the Series A Incremental Term Loan Commitments shall terminate after the borrowing of the Series A Incremental Term Loans on the Series A Incremental Term Loan Effective Date.

Section 2.03. Repayment of Series A Incremental Term Loan. The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of each Series A Incremental Term Lender the principal amount of the Series A Incremental Term Loans held by such Series A Incremental Term Lender in 8 consecutive quarterly installments payable on the Tranche 2 Term Loan Principal Payment Dates, the aggregate principal amount to be paid on each such date in respect of all Series A Incremental Term Loans held by the Series A Incremental Term Lenders to be in an amount equal to the percentage specified below of the aggregate original principal amount of the Series A Incremental Term Loans outstanding as of Series A Incremental Term Loan Effective Date (with the final such installment on the Tranche 2 Term Loan Maturity Date being in the aggregate principal amount of Series A Incremental Term Loans then outstanding):

Tranche 2 Principal Payment Date Falling on or Nearest to:	Percentage of Original Principal Amount

December 31, 2012	2.5%
March 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013	2.5% 2.5% 2.5% 2.5%
March 31, 2014 June 30, 2014 Tranche 2 Term Loan Maturity Date	2.5% 2.5% Balance.

Section 2.04. Interest Rate. The interest rate payable on the Series A Incremental Term Loan pursuant to the Credit Agreement (and the “Applicable Rate” with respect thereto) shall be the same as the interest rate payable on the Tranche 2 Term Loans.

Section 2.05. Status of Agreement. The Series A Incremental Term Loan Commitments constitute Incremental Term Loan Commitments, the Series A Incremental Term Loans constitute Incremental Term Loans and each Series A Incremental Term Lender constitutes an Incremental Term Lender, in each case, under and for all purposes of the Credit Agreement. This Agreement constitutes the agreement with respect to the Series A Incremental Term Loan Commitments and the Series A Incremental Term Loans under Section 2.20 of the Credit Agreement and a “Loan Document” for purposes of the Credit Agreement.

Section 2.06. Notice of Series A Incremental Term Loan Commitments; Consent of Administrative Agent. This Agreement constitutes the Borrower’s notice to the Administrative Agent required under Section 2.20 of the Credit Agreement with respect to the Series A Incremental Term Loan Commitments. By its execution and delivery of this Agreement, the Administrative Agent hereby acknowledges and consents to this Agreement, the Series A Incremental Term Lenders and the terms of the Series A Incremental Term Loans, to the extent such acknowledgment and/or consent is required under Section 2.20 of the Credit Agreement.

Section 2.07. Treatment of Series A Incremental Term Loans as Tranche 2 Term Loans. Pursuant to clause (vi) of Section 2.20 of the Credit Agreement, the Series A Incremental Term Loans shall be treated as Tranche 2 Term Loans, and not as a separate tranche of Term Loans, for purposes of the Credit Agreement. As such, upon the making of the Series A Incremental Term Loans as of the Series A Incremental Term Loan Effective Date, as provided by the penultimate paragraph of Section 2.20 of the Credit Agreement, such Series A Incremental Term Loan shall consist proportionately of the same Type of Term Loans as the then outstanding Tranche 2 Term Loans and, in the case of Eurocurrency Term Loans, having an Interest Period or Interest Periods ending on the last day(s) of the Interest Period(s) for such outstanding Tranche 2 Term Loans.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; NO DEFAULT

The Borrower represents and warrants to the Administrative Agent and the Series A Incremental Term Lenders that, as of the date hereof and after giving effect to the provisions hereof, (a) the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Loan Party in each of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and (b) no Default shall have occurred and be continuing under the Credit Agreement.

ARTICLE IV

CONDITIONS

The obligation of each Series A Incremental Term Lender to make a Series A Incremental Term Loan pursuant to this Agreement and the Credit Agreement is subject to the satisfaction of the following conditions (unless waived by the Required Series A Incremental Term Lenders) on or prior to March 15, 2011:

(a) Counterparts of Agreement. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party (or, in the case of each Series A Incremental Term Lender, a Lender Addendum signed on behalf of such party as a Series A Incremental Term Lender) or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement or a Lender Addendum, as applicable) that such party has signed a counterpart of this Agreement or Lender Addendum, as applicable.

(b) Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Series A Incremental Term Lenders and dated the Series A Incremental Term Loan Effective Date) of Simpson, Thacher & Bartlett LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent and covering such other matters relating to the Loan Parties, this Agreement or the transactions contemplated hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Series A Incremental Term Lenders).

(c) Corporate Matters. The Administrative Agent (or its counsel) shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Series A Incremental Term Loans and any other legal matters relating to the Borrower, the other Loan Parties or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) Execution of Amendment No. 4. The Administrative Agent (or its counsel) shall have received executed counterparts of Amendment No. 4 dated as of the date hereof to the Credit Agreement between the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent (“Amendment No. 4”) and Amendment No. 4 shall become effective concurrently with the satisfaction of the conditions under this Article IV and the making of the Series A Incremental Term Loans.

(e) Fees and Expenses. The Borrower shall have paid to the Administrative Agent on the Series A Incremental Term Loan Effective Date: (i) for the account of each Series A Incremental Term Lender, an upfront fee, in each case, in a percentage agreed to by the Borrower and the Joint Lead Arrangers (as defined in Section 5.01 hereof) of the amount of such Series A Incremental Term Lender’s Series A Incremental Term Loan Commitment (as set forth in Schedule I hereto); and (ii) for the account of the Joint Lead Arrangers and the Administrative Agent, as applicable, all fees and expenses (including fees and disbursements of counsel) separately agreed in writing to be paid or reimbursed by the Borrower in connection with this Agreement.

(f) Additional Conditions. Each of the conditions precedent set forth in Sections 2.20 and 4.02 of the Credit Agreement (after giving effect to Amendment No.  4 and without duplication) with respect to the Series A Incremental Term Loan Commitments and the making of Series A Incremental Term Loans on the Series A Incremental Term Loan Effective Date shall have been satisfied, and the Administrative Agent shall have received a certificate of a duly authorized officer, dated the Series A Incremental Term Loan Effective Date, stating that such conditions have been satisfied, as contemplated under Section 2.20 of the Credit Agreement.

ARTICLE V

MISCELLANEOUS

SECTION 5.01. Expenses. The Borrower agrees to pay or reimburse each of J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Joint Lead Arrangers and Joint Bookrunners in respect of this Agreement (collectively, the “Joint Lead Arrangers”), their respective affiliates and the Administrative Agent for all reasonable out-of-pocket expenses incurred by any of them, including the reasonable fees, charges and disbursements of their counsel, in connection with the syndication of the Series A Incremental Term Loan Commitments provided for herein and the preparation, negotiation, execution and delivery of, and satisfaction of the conditions under, this Agreement.

SECTION 5.02. Counterparts, Etc. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to the syndication of the Series A Incremental Term Loan Commitments provided for herein and the fees payable in connection herewith constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement or a Lender Addendum, as applicable, by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.03. Governing Law, Etc. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to above in this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.04. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 5.06. USA Patriot Act. Each Series A Incremental Term Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Series A Incremental Term Lender may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Series A Incremental Term Lender to identify the Borrower in accordance with said Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TELEFLEX INCORPORATED By: /s/ C. Jeffrey Jacobs Name: C. Jeffrey Jacobs Title: Treasurer

By its signature below, the undersigned hereby consents to the foregoing Series A Incremental Term Loan Agreement and confirms that the Series A Incremental Term Loans shall constitute Guaranteed Obligations for purposes of the Credit Agreement and the other Loan Documents and shall be entitled to the benefits of the Guarantee of the Guarantors and collateral provided under the Loan Documents:

GUARANTORS
ARROW INTERNATIONAL INC.
ARROW INTERNATIONAL INVESTMENT CORP.
ARROW INTERVENTIONAL, INC.
SPECIALIZED MEDICAL DEVICES, LLC
TECHNOLOGY HOLDING COMPANY
TELEFLEX MEDICAL INCORPORATED
TFX EQUITIES INCORPORATED
TFX INTERNATIONAL CORPORATION
TFX NORTH AMERICA INC.
THE STEPIC MEDICAL DISTRIBUTION CORPORATION
By: /s/ C. Jeffrey Jacobs
Name: C. Jeffry Jacobs
Title: (1) Vice President and Treasurer (other than for Technology Holding
Company, TFX Equities Incorporated, TFX International Corporation and TFX North
America Inc.)
(2) President and Treasurer (in the case of TFX North America Inc.)
(3) Vice President (in the case of TFX Equities Incorporated)
(4) President (in the case of Technology Holding Company and TFX International
Corporation)

ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as Administrative Agent By: /s/ Deborah R. Winkler Name: Deborah R. Winkler Title: Vice President

SCHEDULE I

Series A Incremental Term Loan Commitments

Series A
Incremental Term
Series A Incremental Term Lender	Loan Commitment
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$10,000,000.00
The Bank of Nova Scotia	$9,666,963.16
DnB NOR Bank ASA, New York Branch	$7,688,980.20
Citizens Bank	$6,849,733.90
Mizuho Corporate Bank, Ltd.	$6,849,733.90
Sumitomo Mitsui Banking Corp.	$6,849,733.90
PNC Bank, National Association	$6,658,971.90
Credit Agricole Corporate & Investment Bank	$5,726,616.54
HSBC Bank USA, National Association	$5,126,440.58
The Governor and Company of the Bank of Ireland	$4,428,571.43
Royal Bank of Canada	$4,130,868.21
National Penn Bank	$3,250,000.00
KeyBank National Association	$3,239,534.88
First Niagara Bank, N.A.	$3,215,002.77
Comerica Bank	$3,010,568.52
Wells Fargo Bank, N.A.	$3,010,568.52
The Northern Trust Company	$3,000,000.00
Brown Brothers Harriman & Co.	$2,500,000.00
Taiwan Business Bank, LA Branch	$1,298,135.05
Chang Hwa Commercial Bank, Ltd., New York Branch	$1,109,715.21
Mega International Commercial Bank Co, Ltd. New York Branch	$856,216.74
Hua Nan Commercial Bank, Ltd. New York Agency	$572,756.25
Hua Nan Commercial Bank, Ltd., Los Angeles Branch	$572,756.25
The Bank of East Asia, Limited, New York Branch	$388,132.09
TOTAL	$100,000,000.00